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                                                                    EXHIBIT 10.9
                                SECOND AMENDMENT


         SECOND AMENDMENT (this "Amendment"), dated as of March 28, 2001 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 among the Borrower, the Administrative Agent and the Lenders (as amended, modified or supplemented through, but not including, the date hereof, the "Secured PIK/Term Credit Agreement");

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

         WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

         NOW, THEREFORE, it is agreed:

         1. Section 5.08 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         "Notwithstanding the foregoing provisions of this Section 5.08, the Borrower may keep Inventory at locations other than those identified on Schedule VI, so long as such Inventory is kept at such locations pursuant to a consignment agreement permitted under Section 6.09 hereof."

         2. Section 6.09 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period appearing at the end of said section:

         "provided, however, that the Borrower or any of the other Obligors (as consignor) may enter into agreements for the consignment of Inventory so long as
(i) the aggregate value of the Inventory held by any one consignee does not exceed $5,000,000 at any time and (ii) the aggregate value of all Inventory subject to such consignment agreements does not exceed $20,000,000 at any time."

         3 Section 6.17(a) of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and inserting the following chart in lieu thereof:



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
Fiscal Quarter Ending                                     Minimum EBITDA
---------------------                                     --------------
For the 12 months ended March 31, 2001                    $48,500,000
For the 12 months ended June 30, 2001                     $57,550,000
For the 12 months ended September 30, 2001                $67,100,000
For the 12 months ended December 31, 2001                 $75,400,000
For the 12 months ended March 31, 2002                    $80,100,000
For the 12 months ended June 30, 2002                     $85,200,000
For the 12 months ended September 30, 2002                $86,000,000
For the 12 months ended December 31, 2002, and for the    $86,400,000"
12 months ended as of the end of each Fiscal Quarter
thereafter

         4. Section 6.17(b) of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and inserting the following chart in lieu thereof:

Fiscal Quarter Ending              Minimum Interest Coverage Ratio
---------------------              -------------------------------
for the 12 months ended            1.49:1.00
March 31, 2001
for the 12 months ended            1.74:1.00
June 30, 2001
for the 12 months ended            1.88:1.00
September 30, 2001
for the 12 months ended            1.96:1.00
December 31, 2001
for the 12 months ended            2.09:1.00
March 31, 2002
for the 12 months ended            2.22:1.00
June 30, 2002
for the 12 months ended            2.24:1.00
September 30, 2002


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
Fiscal Quarter Ending              Minimum Interest Coverage Ratio
---------------------              -------------------------------
for the 12 months ended December              2.25:1.00"
31, 2002, and for the 12 months
ended as of the end of each
Fiscal Quarter thereafter


         5. The definition of the term "Permitted Investments" contained in
Section 8 of the Credit Agreement is hereby amended by (x) deleting the word "and" immediately preceding subclause (h) and inserting a comma in lieu thereof and (y) inserting the following text immediately before the period appearing at the end of said definition:

                  "and (i) so long as no Default or Event of Default then exists or would result therefrom, the Borrower and any of the Obligors may make Investments not otherwise permitted by immediately preceding clauses (a) through (h) of this definition of Permitted Investments in an aggregate amount not to exceed $1,000,000 in any twelve month period."

         6. Section 10.13 of the Credit Agreement is hereby amended by inserting the following subclause (c):

                  "(c) The Lenders are aware of the provisions of the Exchange Act and particularly Rule 10b-5 promulgated by the SEC thereunder with regard to material non-public information. Lenders acknowledge that some information received from Borrower will be material non-public information."

         7. The Borrower hereby represents and warrants that both before and after giving effect to this Amendment (x) no Default or Event of Default exists on the Second Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Secured PIK/Term Credit Agreement or the other Credit Documents shall be true and correct in all material respects on and before the Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Secured PIK/Term Credit Agreement or any other Credit Document. All capitalized terms not defined herein shall have the meaning given to them in the Secured PIK/Term Credit Agreement.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.



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         10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         11. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                                      * * *


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                 PHILIP SERVICES CORPORATION



                                 By:_______________________________
                                    Title:


                                 CANADIAN IMPERIAL BANK OF
                                    COMMERCE,
                                    As Administrative Agent and
                                    Individually



                                 By:_______________________________
                                    Title:


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                                 ABN AMRO BANK CANADA


                                 By:_______________________________
                                    Title:


                                 By:_______________________________
                                    Title:




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                                 AMERICAN REAL ESTATE HOLDINGS L.P.



                                 By:_______________________________
                                    Title:


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                                 ACCORD FINANCIAL CORP.



                                 By:_______________________________
                                    Title:



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                                 THE BANK OF EAST ASIA (CANADA)



                                 By:_______________________________
                                    Title:


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                                 BEAR, STEARNS & CO. INC.



                                 By:_______________________________
                                    Title:


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                                 CHASE BANK OF TEXAS N.A.



                                 By:_______________________________
                                    Title:


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                                 THE CHASE MANHATTAN BANK



                                 By:_______________________________
                                    Title:


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                                 THE CHASE MANHATTAN BANK OF
                                    CANADA



                                 By:_______________________________
                                    Title:


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                                 CITIBANK, N.A.



                                 By:_______________________________
                                    Title:


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                                 CLARICA LIFE INSURANCE COMPANY
                                    (f/k/a Mutual Life Assurance Company
                                    of Canada)



                                 By:_______________________________
                                    Title:


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                                 COMERICA BANK



                                 By:_______________________________
                                    Title:


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                                 CREDIT SUISSE FIRST BOSTON



                                 By:_______________________________
                                    Title:


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                                 MIZUHO BANK (CANADA)



                                 By:_______________________________
                                    Title:


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                                 DAI-ICHI KANGYO BANK, LTD.,
                                      New York Branch



                                 By:_______________________________
                                      Title:


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                                 DEUTSCHE BANK CANADA



                                 By:_______________________________
                                    Title:


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                                 EATON VANCE MANAGEMENT



                                 By:_______________________________
                                    Title:


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                                 FERNWOOD ASSOCIATES L.P.



                                 By:_______________________________
                                    Title:


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                                 FOOTHILL CAPITAL CORPORATION



                                 By:_______________________________
                                    Title:


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                                 HIGH RIVER LIMITED PARTNERSHIP



                                 By:_______________________________
                                    Title:


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                                 KEY BANK, N.A.



                                 By:_______________________________
                                    Title:


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                                 MADELEINE CORP.



                                 By:_______________________________
                                    Title:


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                                  MADELEINE LLC



                                 By:_______________________________
                                    Title:


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                                 MUTUAL SHARES FUND, A SERIES OF
                                    FRANKLIN MUTUAL SERIES FUND,
                                    INC.



                                 By:_______________________________
                                    Title:


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                                 BNP PARIBAS



                                 By:_______________________________
                                    Title:



                                 By:_______________________________
                                    Title:


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                                 ROYAL BANK OF SCOTLAND PLC



                                 By:_______________________________
                                    Title:


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                                 SAKURA BANK (CANADA)



                                 By:_______________________________
                                    Title:


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                                 SOCIETE GENERALE (CANADA)



                                 By:_______________________________
                                    Title:


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                                 TORONTO DOMINION (NEW YORK),
                                    INC.



                                 By:_______________________________
                                    Title:


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                                 WACHOVIA BANK, N.A.



                                 By:_______________________________
                                    Title: